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                                EXHIBIT 10.6



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                     PEOPLE'S COMMUNITY CAPITAL CORPORATION


TO:              People's Community Capital Corporation
                 P.O. Box 313
                 Aiken, South Carolina 29802


Gentlemen:

         You have informed me that People's Community Capital Corporation, a South Carolina corporation (the "Company"), is offering up to 1,200,000 shares of its Common Stock, par value $.01 per share (the "Common Stock"), at a price of $10.00 per share payable as provided herein and as described in and offered pursuant to the Prospectus furnished with this Subscription Agreement to the undersigned (the "Prospectus").

         1. SUBSCRIPTION. Subject to the terms and conditions hereof, the undersigned hereby tenders this subscription, together with payment in United States currency by check, bank draft, or money order payable to "The Bankers Bank as Escrow Agent for People's Community Capital Corporation" the amount indicated below (the "Funds"), representing the payment of $10.00 per share for the number of shares of Common Stock indicated below. The total subscription price must be paid at the time the Subscription Agreement is executed.

         2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right to accept or reject this subscription in whole or in part, for any reason whatsoever. The Company may reduce the number of shares for which the undersigned has subscribed, indicating acceptance of less than all of the shares subscribed on its written form of acceptance.

         3. ACKNOWLEDGEMENTS. The undersigned hereby acknowledges that he or she has received a copy of the Prospectus. This Subscription Agreement creates a legally binding obligation and the undersigned agrees to be bound by the terms of this Agreement.

         4. REVOCATION. The undersigned agrees that once this Subscription Agreement is tendered to the Company, it may not be withdrawn and that this Agreement shall survive the death or disability of the undersigned.

BY EXECUTING THIS AGREEMENT, THE SUBSCRIBER IS NOT WAIVING ANY RIGHTS HE OR SHE MAY HAVE UNDER FEDERAL SECURITIES LAWS, INCLUDING THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934.

THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS OR SAVINGS DEPOSITS ACCOUNTS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


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         Please indicate in the space provided below the exact name or names and address in which the stock certificate representing shares subscribed for hereunder should be registered.



------------------------------       -----------------------------------------
Number of Shares Subscribed          Name or Names of Subscribers(Please Print)
for (minimum _______ shares)

$
 -----------------------------       -----------------------------------------
Total Subscription Price at          Please indicate form of ownership desired
$10.00 per share (funds must be      (individual, joint tenants with right of
enclosed)                            survivorship, tenants incommon, trust
                                     corporation,partnership, custodian, etc.)


Date:                                                                   (L.S.)
     -------------------------       -----------------------------------
                                     Signature of Subscriber(s)*


                                                                        (L.S.)
---------------------------------    -----------------------------------
Social Security Number or Federal    Signature of Subscriber(s)*
Taxpayer Identification Number

                                     Street (Residence) Address:

                                     -----------------------------------------

                                     -----------------------------------------

                                     -----------------------------------------
                                              City, State and Zip Code

         *When signing as attorney, trustee, administrator, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. In the case of joint tenants or tenants in common, each owner must sign.



TO BE COMPLETED BY THE COMPANY:

      Accepted as of __________________, 199__, as to ___________ shares.


                                     PEOPLE'S COMMUNITY CAPITAL CORPORATION



                                     -----------------------------------------
                                     By:
                                     Title:





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                     FEDERAL INCOME TAX BACKUP WITHHOLDING

         In order to prevent the application of federal income tax backup withholding, each subscriber must provide the Escrow Agent with a correct Taxpayer Identification Number ("TIN"). An individual's social security number is his or her TIN. The TIN should be provided in the space provided in the Substitute Form W-9, which is set forth below.

         Under federal income tax law, any person who is required to furnish his or her correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the IRS.

         Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain taxpayers, including all corporations, are not subject to these backup withholding and reporting requirements.

         If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, "Applied For" should be written in the space provided for the TIN on the Substitute Form W-9.

                              SUBSTITUTE FORM W-9

         Under penalties of perjury, I certify that: (i) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification Number to be issued to me), and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

         You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out item (ii).

         Each subscriber should complete this section.


-------------------------------                --------------------------------
 Signature of Subscriber                            Signature of Subscriber


-------------------------------                --------------------------------
 Printed Name                                       Printed Name


-------------------------------                --------------------------------
 Social Security or Employer                        Social Security or Employer
 Identification No.                                 Identification No.